The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
INTECH Risk-Managed Core Fund $77
INTECH Risk-Managed Growth Fund $105
INTECH Risk-Managed International Fund $16
INTECH Risk-Managed Value Fund $19
Janus Flexible Bond Fund $7,137
Janus High-Yield Fund $5,425
Janus Modular Portfolio Construction Fund $31
Janus Short-Term Bond Fund $1,307
Janus Smart Portfolio-Conservative $14
Janus Smart Portfolio-Growth $3
Janus Smart Portfolio-Moderate $34
Perkins Large Cap Value Fund $4
Perkins Mid Cap Value Fund $1,093
Perkins Small Cap Value Fund $0

C-Class
INTECH Risk-Managed Core Fund $16
INTECH Risk-Managed Growth Fund $9
INTECH Risk-Managed International Fund $15
INTECH Risk-Managed Value Fund $1
Janus Flexible Bond Fund $4,268
Janus High-Yield Fund $3,401
Janus Modular Portfolio Construction Fund $23
Janus Short-Term Bond Fund $464
Janus Smart Portfolio-Conservative $15
Janus Smart Portfolio-Growth $5
Janus Smart Portfolio-Moderate $18
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

D-Class
INTECH Risk-Managed Core Fund $0
Janus Flexible Bond Fund $9,498
Janus Government Money Market Fund $0
Janus High-Yield Fund $7,450
Janus Money Market Fund $0
Janus Short-Term Bond Fund $1,952
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
INTECH Risk-Managed Core Fund $382
INTECH Risk-Managed Growth Fund $5,810
INTECH Risk-Managed International Fund $21
INTECH Risk-Managed Value Fund $373
Janus Flexible Bond Fund $17,175
Janus High-Yield Fund $2,418
Janus Modular Portfolio Construction Fund $14
Janus Short-Term Bond Fund $2,008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $4
Perkins Large Cap Value Fund $156
Perkins Mid Cap Value Fund $4,581
Perkins Small Cap Value Fund $0

L-Class
Perkins Mid Cap Value Fund $1,021
Perkins Small Cap Value Fund $0

R-Class
Janus Flexible Bond Fund $112
Janus High-Yield Fund $57
Perkins Mid Cap Value Fund $2
Perkins Small Cap Value Fund $0

S-Class
INTECH Risk-Managed Core Fund $28
INTECH Risk-Managed Growth Fund $78
INTECH Risk-Managed International Fund $15
INTECH Risk-Managed Value Fund $1
Janus Flexible Bond Fund $1,719
Janus High-Yield Fund $364
Janus Modular Portfolio Construction Fund $3
Janus Short-Term Bond Fund $72
Janus Smart Portfolio-Conservative $3
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $491
Perkins Small Cap Value Fund $0

T-Class
INTECH Risk-Managed Core Fund $1,549
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $23,412
Janus Government Money Market Fund $0
Janus High-Yield Fund $45,737
Janus Modular Portfolio Construction Fund $0
Janus Money Market Fund $0
Janus Short-Term Bond Fund $26,629
Janus Smart Portfolio-Conservative $3,805
Janus Smart Portfolio-Growth $3,241
Janus Smart Portfolio-Moderate $3,954
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $13,927
Perkins Small Cap Value Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $1,373
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $6
Janus Short-Term Bond Fund $15
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $3
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

C-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $988
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $4
Janus Short-Term Bond Fund $8
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $1
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

D-Class
INTECH Risk-Managed Core Fund $0
Janus Flexible Bond Fund $0
Janus Government Money Market Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $2,818
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $2
Janus Short-Term Bond Fund $21
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $100
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

L-Class
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

R-Class
Janus Flexible Bond Fund $19
Janus High-Yield Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

S-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $409
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $1
Janus Short-Term Bond Fund $1
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $1
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

T-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $6,281
Janus Government Money Market Fund $0
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $0
Janus Money Market Fund $0
Janus Short-Term Bond Fund $361
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
INTECH Risk-Managed Core Fund $0.0665
INTECH Risk-Managed Growth Fund $0.0629
INTECH Risk-Managed International Fund $0.0577
INTECH Risk-Managed Value Fund $0.0423
Janus Flexible Bond Fund $0.2824
Janus High-Yield Fund $0.4657
Janus Modular Portfolio Construction Fund $0.0960
Janus Short-Term Bond Fund $0.0499
Janus Smart Portfolio-Conservative $0.3652
Janus Smart Portfolio-Growth $0.1942
Janus Smart Portfolio-Moderate $0.2668
Perkins Large Cap Value Fund $0.0260
Perkins Mid Cap Value Fund $0.0246
Perkins Small Cap Value Fund $0

C-Class
INTECH Risk-Managed Core Fund $0.0225
INTECH Risk-Managed Growth Fund $0.0205
INTECH Risk-Managed International Fund $0.0577
INTECH Risk-Managed Value Fund $0.0196
Janus Flexible Bond Fund $0.2294
Janus High-Yield Fund $0.4250
Janus Modular Portfolio Construction Fund $0.0960
Janus Short-Term Bond Fund $0.0346
Janus Smart Portfolio-Conservative $0.3520
Janus Smart Portfolio-Growth $0.1878
Janus Smart Portfolio-Moderate $0.2543
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

D-Class
INTECH Risk-Managed Core Fund $0
Janus Flexible Bond Fund $0.1587
Janus Government Money Market Fund $0
Janus High-Yield Fund $0.2589
Janus Money Market Fund $0
Janus Short-Term Bond Fund $0.0272
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
INTECH Risk-Managed Core Fund $0.0898
INTECH Risk-Managed Growth Fund $0.0781
INTECH Risk-Managed International Fund $0.0577
INTECH Risk-Managed Value Fund $0.0435
Janus Flexible Bond Fund $0.2975
Janus High-Yield Fund $0.4815
Janus Modular Portfolio Construction Fund $0.0960
Janus Short-Term Bond Fund $0.0549
Janus Smart Portfolio-Conservative $0.3695
Janus Smart Portfolio-Growth $0.2026
Janus Smart Portfolio-Moderate $0.2729
Perkins Large Cap Value Fund $0.0386
Perkins Mid Cap Value Fund $0.0596
Perkins Small Cap Value Fund $0

L-Class
Perkins Mid Cap Value Fund $0.0544
Perkins Small Cap Value Fund $0

R-Class
Janus Flexible Bond Fund $0.2521
Janus High-Yield Fund $0.4455
Perkins Mid Cap Value Fund $0.0006
Perkins Small Cap Value Fund $0

S-Class
INTECH Risk-Managed Core Fund $0.0614
INTECH Risk-Managed Growth Fund $0.0474
INTECH Risk-Managed International Fund $0.0577
INTECH Risk-Managed Value Fund $0.0377
Janus Flexible Bond Fund $0.2698
Janus High-Yield Fund $0.4550
Janus Modular Portfolio Construction Fund $0.0960
Janus Short-Term Bond Fund $0.0451
Janus Smart Portfolio-Conservative $0.3261
Janus Smart Portfolio-Growth $0.1915
Janus Smart Portfolio-Moderate $0.2612
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0.0198
Perkins Small Cap Value Fund $0

T-Class
INTECH Risk-Managed Core Fund $0.0755
INTECH Risk-Managed Growth Fund $0.0739
INTECH Risk-Managed International Fund $0.0577
INTECH Risk-Managed Value Fund $0.0405
Janus Flexible Bond Fund $0.2892
Janus Government Money Market Fund $0
Janus High-Yield Fund $0.4688
Janus Modular Portfolio Construction Fund $0.0960
Janus Money Market Fund $0
Janus Short-Term Bond Fund $0.0507
Janus Smart Portfolio-Conservative $0.3504
Janus Smart Portfolio-Growth $0.1847
Janus Smart Portfolio-Moderate $0.2554
Perkins Large Cap Value Fund $0.0297
Perkins Mid Cap Value Fund $0.0356
Perkins Small Cap Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $0.0584
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $0.0170
Janus Short-Term Bond Fund $0.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0.0247
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

C-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $0.0584
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $0.0170
Janus Short-Term Bond Fund $0.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0.0247
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

D-Class
INTECH Risk-Managed Core Fund $0
Janus Flexible Bond Fund $0
Janus Government Money Market Fund $0
Janus High-Yield Fund $0
Janus Money Market Fund $0
Janus Short-Term Bond Fund $0
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

I-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $0.0584
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $0.0170
Janus Short-Term Bond Fund $0.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0.0247
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

L-Class
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

R-Class
Janus Flexible Bond Fund $0.0584
Janus High-Yield Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

S-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $0.0584
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $0.0170
Janus Short-Term Bond Fund $0.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0.0247
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0

T-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Flexible Bond Fund $0.0584
Janus Government Money Market Fund $0
Janus High-Yield Fund $0
Janus Modular Portfolio Construction Fund $0.0170
Janus Money Market Fund $0
Janus Short-Term Bond Fund $0.0008
Janus Smart Portfolio-Conservative $0
Janus Smart Portfolio-Growth $0
Janus Smart Portfolio-Moderate $0
Perkins Large Cap Value Fund $0.0247
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
INTECH Risk-Managed Core Fund $1,028
INTECH Risk-Managed Growth Fund $1,132
INTECH Risk-Managed International Fund $273
INTECH Risk-Managed Value Fund $470
Janus Flexible Bond Fund $30,282
Janus High-Yield Fund $12,912
Janus Modular Portfolio Construction Fund $333
Janus Short-Term Bond Fund $39,239
Janus Smart Portfolio-Conservative $104
Janus Smart Portfolio-Growth $60
Janus Smart Portfolio-Moderate $168
Perkins Large Cap Value Fund $143
Perkins Mid Cap Value Fund $53,112
Perkins Small Cap Value Fund $4,130

C-Class
INTECH Risk-Managed Core Fund $603
INTECH Risk-Managed Growth Fund $387
INTECH Risk-Managed International Fund $266
INTECH Risk-Managed Value Fund $42
Janus Flexible Bond Fund $22,129
Janus High-Yield Fund $8,103
Janus Modular Portfolio Construction Fund $267
Janus Short-Term Bond Fund $20,433
Janus Smart Portfolio-Conservative $148
Janus Smart Portfolio-Growth $68
Janus Smart Portfolio-Moderate $231
Perkins Large Cap Value Fund $116
Perkins Mid Cap Value Fund $8,881
Perkins Small Cap Value Fund $1,290

D-Class
INTECH Risk-Managed Core Fund $12,631
Janus Flexible Bond Fund $62,204
Janus Government Money Market Fund $0
Janus High-Yield Fund $29,352
Janus Money Market Fund $0
Janus Short-Term Bond Fund $73,470
Janus Smart Portfolio-Conservative $11,812
Janus Smart Portfolio-Growth $17,840
Janus Smart Portfolio-Moderate $16,446
Perkins Large Cap Value Fund $211
Perkins Mid Cap Value Fund $41,774
Perkins Small Cap Value Fund $3,739

I-Class
INTECH Risk-Managed Core Fund $4,687
INTECH Risk-Managed Growth Fund $36,291
INTECH Risk-Managed International Fund $192
INTECH Risk-Managed Value Fund $8,387
Janus Flexible Bond Fund $71,741
Janus High-Yield Fund $8,642
Janus Modular Portfolio Construction Fund $149
Janus Short-Term Bond Fund $55,460
Janus Smart Portfolio-Conservative $48
Janus Smart Portfolio-Growth $185
Janus Smart Portfolio-Moderate $148
Perkins Large Cap Value Fund $5,978
Perkins Mid Cap Value Fund $116,558
Perkins Small Cap Value Fund $25,380

L-Class
Perkins Mid Cap Value Fund $3,226
Perkins Small Cap Value Fund $30,998

R-Class
Janus Flexible Bond Fund $522
Janus High-Yield Fund $104
Perkins Mid Cap Value Fund $5,472
Perkins Small Cap Value Fund $1,030

S-Class
INTECH Risk-Managed Core Fund $363
INTECH Risk-Managed Growth Fund $1,491
INTECH Risk-Managed International Fund $266
INTECH Risk-Managed Value Fund $27
Janus Flexible Bond Fund $5,749
Janus High-Yield Fund $751
Janus Modular Portfolio Construction Fund $32
Janus Short-Term Bond Fund $1,669
Janus Smart Portfolio-Conservative $11
Janus Smart Portfolio-Growth $3
Janus Smart Portfolio-Moderate $5
Perkins Large Cap Value Fund $50
Perkins Mid Cap Value Fund $29,944
Perkins Small Cap Value Fund $2,464

T-Class
INTECH Risk-Managed Core Fund $5,485
INTECH Risk-Managed Growth Fund $1
INTECH Risk-Managed International Fund $2
INTECH Risk-Managed Value Fund $4
Janus Flexible Bond Fund $59,968
Janus Government Money Market Fund $0
Janus High-Yield Fund $83,692
Janus Modular Portfolio Construction Fund $4
Janus Money Market Fund $0
Janus Short-Term Bond Fund $632,980
Janus Smart Portfolio-Conservative $888
Janus Smart Portfolio-Growth $998
Janus Smart Portfolio-Moderate $938
Perkins Large Cap Value Fund $51
Perkins Mid Cap Value Fund $358,421
Perkins Small Cap Value Fund $48,309


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
INTECH Risk-Managed Core Fund $10.72
INTECH Risk-Managed Growth Fund $10.52
INTECH Risk-Managed International Fund $6.16
INTECH Risk-Managed Value Fund $7.85
Janus Flexible Bond Fund $10.70
Janus High-Yield Fund $8.45
Janus Modular Portfolio Construction Fund $9.20
Janus Short-Term Bond Fund $3.09
Janus Smart Portfolio-Conservative $11.24
Janus Smart Portfolio-Growth $10.47
Janus Smart Portfolio-Moderate $10.95
Perkins Large Cap Value Fund $11.56
Perkins Mid Cap Value Fund $19.04
Perkins Small Cap Value Fund $20.92

C-Class
INTECH Risk-Managed Core Fund $10.71
INTECH Risk-Managed Growth Fund $10.15
INTECH Risk-Managed International Fund $6.17
INTECH Risk-Managed Value Fund $7.81
Janus Flexible Bond Fund $10.70
Janus High-Yield Fund $8.45
Janus Modular Portfolio Construction Fund $9.11
Janus Short-Term Bond Fund $3.08
Janus Smart Portfolio-Conservative $11.17
Janus Smart Portfolio-Growth $10.40
Janus Smart Portfolio-Moderate $10.88
Perkins Large Cap Value Fund $11.48
Perkins Mid Cap Value Fund $18.93
Perkins Small Cap Value Fund $20.75

D-Class
INTECH Risk-Managed Core Fund $10.74
Janus Flexible Bond Fund $10.70
Janus Government Money Market Fund $0
Janus High-Yield Fund $8.45
Janus Money Market Fund $0
Janus Short-Term Bond Fund $3.09
Janus Smart Portfolio-Conservative $11.26
Janus Smart Portfolio-Growth $10.49
Janus Smart Portfolio-Moderate $10.96
Perkins Large Cap Value Fund $11.58
Perkins Mid Cap Value Fund $19.06
Perkins Small Cap Value Fund $20.92

I-Class
INTECH Risk-Managed Core Fund $10.75
INTECH Risk-Managed Growth Fund $10.45
INTECH Risk-Managed International Fund $6.14
INTECH Risk-Managed Value Fund $7.89
Janus Flexible Bond Fund $10.70
Janus High-Yield Fund $8.45
Janus Modular Portfolio Construction Fund $9.22
Janus Short-Term Bond Fund $3.09
Janus Smart Portfolio-Conservative $11.26
Janus Smart Portfolio-Growth $10.49
Janus Smart Portfolio-Moderate $10.96
Perkins Large Cap Value Fund $11.58
Perkins Mid Cap Value Fund $19.07
Perkins Small Cap Value Fund $20.97

L-Class
Perkins Mid Cap Value Fund $19.18
Perkins Small Cap Value Fund $21.21

R-Class
Janus Flexible Bond Fund $10.70
Janus High-Yield Fund $8.45
Perkins Mid Cap Value Fund $19.00
Perkins Small Cap Value Fund $20.83

S-Class
INTECH Risk-Managed Core Fund $10.73
INTECH Risk-Managed Growth Fund $10.48
INTECH Risk-Managed International Fund $6.16
INTECH Risk-Managed Value Fund $7.85
Janus Flexible Bond Fund $10.71
Janus High-Yield Fund $8.47
Janus Modular Portfolio Construction Fund $9.17
Janus Short-Term Bond Fund $3.08
Janus Smart Portfolio-Conservative $11.24
Janus Smart Portfolio-Growth $10.45
Janus Smart Portfolio-Moderate $10.91
Perkins Large Cap Value Fund $11.56
Perkins Mid Cap Value Fund $19.03
Perkins Small Cap Value Fund $20.88

T-Class
INTECH Risk-Managed Core Fund $10.74
INTECH Risk-Managed Growth Fund $10.48
INTECH Risk-Managed International Fund $6.16
INTECH Risk-Managed Value Fund $7.87
Janus Flexible Bond Fund $10.70
Janus Government Money Market Fund $0
Janus High-Yield Fund $8.45
Janus Modular Portfolio Construction Fund $9.21
Janus Money Market Fund $0
Janus Short-Term Bond Fund $3.09
Janus Smart Portfolio-Conservative $11.26
Janus Smart Portfolio-Growth $10.48
Janus Smart Portfolio-Moderate $10.95
Perkins Large Cap Value Fund $11.56
Perkins Mid Cap Value Fund $19.06
Perkins Small Cap Value Fund $20.92